United States
Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Materials Pursuant to Rule 14a-12

PROVENTION BIO, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials:

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P.O. Box 666

Oldwick, NJ 08858

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 15, 2020

To the Stockholders of

Provention Bio, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Provention Bio, Inc. (the “Company”) will be held at the Offices of Lowenstein Sandler LLP, One Lowenstein Drive, Roseland, NJ 07068, on July 15, 2020, beginning at 9:00 a.m. local time. We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic; we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will publicly announce a determination to hold a Virtual Annual Meeting in a press release available at www.proventionbio.com as soon as practicable before the meeting. In that event, the 2020 Annual Meeting of Stockholders would be conducted solely virtually, on the above date and time, via live audio webcast. If we decide to have a Virtual Annual Meeting, details on how to participate will be set forth in the press release described above.

At the Annual Meeting, stockholders will act on the following matters:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on May 22, 2020 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by requesting a proxy card to complete, sign and return by mail. Internet and telephone voting procedures are described on the following page, in the Proxy Statement and on the Notice of Internet Availability of Proxy Materials. For shares held through a bank, broker or nominee, you may vote by submitting voting instructions to your bank, broker or nominee. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors

/s/ Ashleigh Palmer
Ashleigh Palmer President and Chief Executive Officer
June 4, 2020
Oldwick, NJ

 This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about June 4, 2020.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 15, 2020.

Our proxy materials including our Proxy Statement for the 2020 Annual Meeting, our Annual Report for the fiscal year ended December 31, 2019, our Amended Annual Report for the fiscal year ended December 31, 2019 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

P.O. Box 666

Oldwick, NJ 08858

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on July 15, 2020 at 9:00 a.m. local time, at the Offices of Lowenstein Sandler LLP, One Lowenstein Drive, Roseland, NJ 07068, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Provention Bio, Inc. (the “Board”). A Notice of Internet Availability of Proxy Materials is first being mailed to stockholders entitled to vote at the meeting on or about June 4, 2020.

ABOUT THE MEETING

Why am I being provided with these materials?

We have made our proxy materials available to you on the Internet or, upon your request, delivered printed versions of these proxy materials to you by mail in connection with the solicitation by the Board of Provention Bio, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on July 15, 2020 (“Annual Meeting”), and at any postponements or adjournments of the Annual Meeting.

Why did I receive a Notice Regarding the Availability of Proxy Materials in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide shareholders access to our proxy materials over the Internet. We believe that the e-proxy process will expedite our stockholders’ receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our Annual Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) on or about June 4, 2020 to stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials at www.proxyvote.com to download printable versions of the proxy materials or to request and receive a printed set of the proxy materials from us. Instructions on how to access the proxy materials over the Internet or to request a printed copy from us may be found on the Notice.

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, and the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2020 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR these proposals.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date, May 22, 2020, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 47,919,380 outstanding shares of our common stock, $0.0001 par value per share. Each share of our common stock entitles the holder to one vote with respect to all matters submitted to shareholders at the Annual Meeting. Beneficial owners of shares of our common stock may direct the record holder of the shares on how to vote the shares held on their behalf.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, are invited to attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum for our meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting to determine whether a quorum has been established.

How do I vote?

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

1. By Telephone — You can vote your shares by telephone by following the instructions provided on the Notice of Availability or proxy card. The telephone voting procedures are designed to authenticate a stockholder’s identity to allow a stockholder to vote its shares and confirm that its instructions have been properly recorded. Voting by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

2. Over the Internet — You can simplify your voting by voting your shares via the Internet as instructed on the Notice of Availability or proxy card. The Internet procedures are designed to authenticate a stockholder’s identity to allow a stockholder to vote its shares and confirm that its instructions have been properly recorded. Voting via the Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

3. By Mail — You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

4. In Person Vote at the Annual Meeting — If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting. If you hold your shares through a broker or bank and wish to vote in person, please bring a “legal” proxy from your broker or bank.

5. Submit Your Vote Online During the Virtual Annual Meeting (if applicable) – In the event that we determine to hold a Virtual Annual Meeting, you may submit your vote online during the meeting. You will need the 16-digit control number provided on your proxy card, voting instructions form or Notice of Internet Availability of Proxy Materials.

Even if you plan to attend the Annual Meeting or the Virtual Annual Meeting, if an in person meeting is not held, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you hold your shares through bank, broker or other nominee (i.e., in “street name”), you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

If a Virtual Annual Meeting is held, we encourage you to access the meeting before the start time of 9:00 a.m., Eastern Time, on July 15, 2020. Please allow ample time for online check-in, which will begin at 8:45 a.m., Eastern Time, on July 15, 2020.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

1.	filing with the Secretary of the Company a notice of revocation;

2.	voting again by Internet or telephone at a later time;

3.	sending in another duly executed proxy bearing a later date; or

4.	attending the meeting and casting your vote in person.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuers Solutions, Inc., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and your broker, bank or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, since beneficial owners are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority of our common stock outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

The vote required to elect directors and approve each of the matters scheduled for a vote at the Annual Meeting is set forth below:

Proposal	Vote Required	Board Recommendation
1. Election of directors	Plurality of votes cast	FOR
2. Ratification of appointment of EisnerAmper LLP for the year ending December 31, 2020	Majority of votes cast	FOR

With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

With respect to the second proposal (ratification of the auditors) and approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine”, such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

The election of directors (Proposal No. 1) is not considered to be a “routine” matter and brokers are not permitted to vote on this matter if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. The ratification of our independent registered public accounting firm (Proposal No. 2) is considered to be a “routine” matter, and hence your brokerage firm will be able to vote on Proposal No. 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Could emerging developments regarding COVID-19 affect our ability to hold an in-person Annual Meeting?

We are monitoring the coronavirus (COVID-19) situation closely and we may determine to hold a Virtual Annual Meeting instead of an in-person Annual Meeting. If we decide to use that format, we will make a public announcement via a press release available at www.proventionbio.com as soon as practicable prior to the meeting.

In such event, to attend and participate in the Virtual Annual Meeting, stockholders will need to access the live audio webcast of the meeting. We would encourage stockholders to access the webcast before the Virtual Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Virtual Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, will be made available in the public announcement described above. Please note you will only be able to participate in the meeting via live audio webcast if the Company decides to hold a Virtual Annual Meeting, instead of holding an in-person Annual Meeting.

PROPOSAL NO. 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING
AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is currently composed of six directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office until the next election for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

Each of the nominees listed below is currently one of our directors. On May 15, 2020, Anthony DiGiandomenico, who served as a director since 2017, submitted his resignation from the Board, effective as of May 19, 2020, and will not be standing for re-election.

It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board. In accordance with our bylaws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of common stock present in person or by proxy at the meeting and entitled to vote on the election of directors will be elected directors. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below.

Nominees for Election

The persons listed below have been nominated for election (the “Director Nominees”) to fill the six director positions to be elected by the holders of the common stock.

Directors	Age	Year First Became Director
Ashleigh Palmer (Co-Founder, President and Chief Executive Officer)	57	2016
Jeffrey Bluestone	67	2019
Avery Catlin	72	2018
Sean Doherty	51	2019
Wayne Pisano (Chairman)	65	2018
Nancy Wysenski	62	2020

The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to us by each Director Nominee.

Ashleigh Palmer, B.Sc., MBA – Co-Founder, President and Chief Executive Officer, Director

Mr. Palmer is a co-founder of Provention and has served as our President and CEO and on the board of directors since inception in 2016. Mr. Palmer currently serves as a non-executive director on the board of Third Pole, a clinical-stage biopharmaceutical company developing electric generated inhaled nitric oxide for certain life-threatening and debilitating critical care and chronic cardiopulmonary conditions. Mr. Palmer is also President of Creative BioVentures™ Corp. (CBV), a strategic advisory firm serving the biopharma industry. Since founding CBV in 2002, Mr. Palmer has advised numerous clients regarding corporate positioning and strategy, fund raising, merger and acquisition transactions, clinical development and commercialization, and has undertaken a number of CEO and board level transformational leadership and turnaround assignments for both public and private biopharma companies. From 2015 through 2017, Mr. Palmer served as Executive Chairman of Celimmune, LLC, a clinical development-stage immunotherapy company dedicated to developing therapies for celiac disease and refractory celiac disease. Celimmune was acquired by Amgen Inc. in November 2017. Mr. Palmer served as Chief Executive Officer of Unigene Laboratories, Inc., a biopharmaceutical company, from 2010 to July 2013 in conjunction with a substantial restructuring of Unigene’s debt. Following the debtholder’s acquisition of substantially all of Unigene’s assets, Unigene filed for bankruptcy in July 2013. Prior to founding Celimmune and CBV, Mr. Palmer was Vice President, Business Development for British Oxygen’s Ohmeda Pharmaceutical Products, Inc., where he was instrumental in its sale to a consortium led by Baxter International Inc. by spinning out the company’s inhaled nitric oxide assets as INO Therapeutics, Inc. (now Ikaria/Mallinckrodt). Under his leadership, as founding President and CEO, INO Therapeutics developed and commercialized the world’s first selective pulmonary vasodilator, INOmax®, establishing a time-based pricing, orphan drug franchise, subsequently acquired by Mallinckrodt in 2015 for $2.3 billion. Earlier in his career, Mr. Palmer held positions of increasing responsibility in sales and marketing leadership at Reckitt Benckiser. Mr. Palmer received his MBA from the University of Bradford and his B.Sc. honors in Biochemistry and Applied Molecular Biology from the University of Manchester. Mr. Palmer’s 30-plus years of extensive experience in the areas of corporate strategy formulation and preclinical and clinical drug evaluation, business and product development and commercialization make him a valuable member of our board of directors.

Jeffrey Bluestone – Director

Dr. Bluestone joined our board of directors in March 2019. Dr. Bluestone currently serves as the president and CEO of Sonoma Biotherapeutics. He also currently serves as the A.W. and Mary Margaret Clausen Distinguished Professor at University of California San Francisco (UCSF). He previously served as President and CEO of the Parker Institute for Cancer Immunotherapy from June 2015 to December 2019 and the director of the Hormone Research Institute in the Diabetes Center from 2000 to December 2019. From 2010 to 2015, Dr. Bluestone served as Executive Vice Chancellor and Provost at UCSF. Dr. Bluestone was the founding director of the Immune Tolerance Network, the largest NIH-funded multicenter clinical immunology research program, testing novel immunotherapies in transplantation, autoimmunity and asthma/allergy. He was appointed by former Vice President, Joe Biden as a member of the Blue-Ribbon Panel of scientific experts to guide the National Cancer Moonshot Initiative and also served as a senior investigator at the National Cancer Institute of the National Institutes of Health. Dr. Bluestone is a highly accomplished scientific researcher whose work over nearly three decades has focused on understanding the basic processes that control T-cell activation and immune tolerance in autoimmunity, organ transplantation and cancer. His research has led to the development and commercialization of multiple immunotherapies, including the first FDA-approved drug targeting T-cell co-stimulation to treat autoimmune disease and organ transplantation and the first CTLA-4 antagonist drugs approved by the FDA for the treatment of metastatic melanoma. Dr. Bluestone was part of the team of early developers of a novel anti-CD3 monoclonal antibody, now called teplizumab, a pro-tolerogenic drug that has shown clinical activity in type 1 diabetes (T1D), psoriatic arthritis, and the reversal of kidney transplant rejection. He received his B.S. and M.S. from Rutgers University and his Ph.D. in immunology from the Weill Cornell Graduate School of Medical Science. Dr. Bluestone’s extensive scientific experience in autoimmunity and clinical development of FDA-approved therapies make him a valuable member of our board of directors.

Avery Catlin – Director

Mr. Catlin joined our board of directors in September 2018. He currently serves on the Board of Corbus Pharmaceutical Holdings, Inc. Mr. Catlin previously served as Senior Vice President and Chief Financial Officer of Celldex Therapeutics, Inc., where he raised more than $500 million from equity, convertible debt and private placement transactions, as well as devised and led financial strategies to successfully complete several asset acquisitions. Prior to Celldex, Mr. Catlin held senior financial and operational positions with biopharma companies Endogen, Inc. and Repligen Corporation. Mr. Catlin earned a B.A. in Psychology from the University of Virginia and an MBA from Babson College. He is also a certified public accountant. Mr. Catlin’s more than 22 years of experience as a senior financial officer of public biopharmaceutical companies make him a valuable member of our board of directors.

Sean Doherty – Director

Mr. Doherty joined our board of directors in September 2019. Mr. Doherty is the Executive Chair of the JDRF T1D Fund, a $100.0 million venture philanthropy fund using a cutting-edge approach to catalyze an investment market in type one diabetes. He led the concept-creation, design and capital financing of the fund, and he has driven its strategy since its inception in 2016. He served on the JDRF International Board and its Executive Committee from 2016 to 2019. He retired from his role as Managing Director of Bain Capital, LP, a private global investment firm, which he joined in 2005 as the firm’s first general counsel. He had a diverse operational and constituency management role at Bain Capital, where he led crisis management, press and external communications, government relations, branding and philanthropic initiatives and was involved in governance and capital raising. Earlier in his career he worked at Ropes & Gray LLP, and he was a law clerk to a federal district judge in Boston. Mr. Doherty received a J.D. magna cum laude from Harvard Law School and a B.A. magna cum laude in Government from Harvard College. Prior to law school, he was a Lieutenant in the U.S. Navy, in which he served on a Middle East Force frigate from 1990-94. Mr. Doherty is a member of the board of directors of IM Therapeutics. Mr. Doherty’s experience in the concept-creation and continuing strategy management of the JDRF T1D Fund and well as his extensive philanthropic work in the T1D market environment make him a valuable member of our board of directors.

Wayne Pisano – Director

Mr. Pisano joined our board of directors in April 2018 and has served as the Chairman of the board since October 2019. He also serves on the board of directors of Immunovaccine Inc., a biopharmaceutical company, since October 2011, and Oncolytics, Inc., a biotechnology company, since May 2013. Mr. Pisano served as president and CEO of VaxInnate, a biotechnology company, from January 2012 until November 2016. Prior to VaxInnate, Mr. Pisano was at Sanofi Pasteur from 1997 to 2011 and was President and CEO there from 2007 until his retirement in 2011. He has a bachelor’s degree in biology from St. John Fisher College, New York and an MBA from the University of Dayton, Ohio. Mr. Pisano’s depth of experience across the spectrum of commercial operations, public immunization policies and pipeline development make him a valuable member of our board of directors.

Nancy Wysenski - Director

Ms. Wysenski joined our board of directors in May 2020. She also served as the Executive Vice President and Chief Commercial Officer of Vertex Pharmaceuticals from December 2009 through her retirement in June 2012. During her tenure at Vertex, Ms. Wysenski was responsible for the launches of Incivek and Kalydeco. Prior to joining Vertex, Ms. Wysenski held the position of Chief Operating Officer of Endo Pharmaceuticals, a specialty pharmaceutical company, where she led sales, marketing, commercial operations, supply chain management, human resources and various business development initiatives. Prior to her role at Endo, Ms. Wysenski participated in the establishment of EMD Pharmaceuticals, Inc., where she held various leadership positions, including the role of President and Chief Executive Officer from 2001 to 2006 and Vice President of Commercial from 1999 to 2001. From 1984 to 1998, Ms. Wysenski held several sales-focused roles at major pharmaceutical companies, including Vice President of Field Sales for Astra Merck, Inc. Ms. Wysenski serves as a member of the board of directors of Alkermes plc and Tetraphase Pharmaceuticals, each a publicly traded pharmaceutical company. Ms. Wysenski formerly served as a director for Dova Pharmaceuticals Inc., Reata Pharmaceuticals, Inc. and Inovio Pharmaceuticals, Inc. She is a founder of the Research Triangle Park chapter of the Healthcare Business Women’s Association and served on the Nominating Committee and National Advisory Board of the Healthcare Businesswomen’s Association. Ms. Wysenski’s expertise in the commercial launch of multiple products and her previous commercial leadership experience make her a valuable member of our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Provention Bio, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2019 as follows:

1.	The Audit Committee has reviewed and discussed with management and EisnerAmper LLP the audited financial statements for the Company for the fiscal year ended December 31, 2019.

2.	The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters which are required to provide to our audit committee, including the matters required to be discussed by generally accepted auditing standards (including Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees).

3.	The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Audit Committee,

Avery Catlin, Chairman

Sean Doherty

Wayne Pisano

*

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

PROPOSAL NO. 2: TO RATIFY THE APPOINTMENT OF EISNERAMPER LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2020

The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020 and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Attendance at Annual Meeting

Representatives of EisnerAmper LLP will be present at the Annual Meeting and will make a statement if they desire to do so and to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
RATIFICATION OF THE INDEPDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information as of May 22, 2020 with respect to the beneficial ownership of our common stock by the following: (i) each of our current directors; (ii) each of the named executive officers; (iii) the current executive officers; (iv) all of the current executive officers and directors as a group; and (v) each person, or group of persons known by us based on reports filed with the SEC, who beneficially own more than five percent (5%) of the outstanding shares of our common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of our common stock issuable under options that are exercisable on or within 60 days after May 22, 2020 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 47,919,380 shares of common stock issued and outstanding as of May 22, 2020 plus any shares issuable upon exercise of presently exercisable options or warrants held by such person or entity.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executives Officer, Executive Officers and Directors
Ashleigh Palmer (1)	3,009,290	6.2%
Francisco Leon (2)	3,009,740	6.2%
Eleanor Ramos (3)	508,290	1.1%
Andrew Drechsler (4)	398,368	**
Jason Hoitt (5)	4,500	**
Jeff Bluestone (6)	63,571	**
Avery Catlin (7)	92,368	**
Sean Doherty (8)	16,123	**
Wayne Pisano (9)	95,991	**
Nancy Wysenski	-	**
All Executive Officers and Directors as a group (10 persons) (10)	7,198,241	14.4%
5% Stockholders
Entities affiliated with Perceptive Advisors LLC (11)	3,011,574	6.3%
Christopher A. Marlett (12)	2,567,505	5.4%
Amgen, Inc. (13)	2,500,000	5.2%

(*)	Unless otherwise indicated, the address is c/o Provention Bio, Inc., P.O. Box 666, Oldwick, NJ 08858.

(**)	Less than 1%.

(1)	Consists of (i) 2,563,000 shares of common stock and (ii) 446,290 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(2)	Consists of (i) 2,563,450 shares of common stock and (ii) 446,290 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(3)	Consists of (i) 62,000 shares of common stock and (ii) 446,290 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(4)	Consists of (i) 16,250 shares of common stock and (ii) 382,118 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(5)	Consists of (i) 4,500 shares of common stock

(6)	Consists of (i) 39,571 shares of common stock and (ii) 24,000 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(7)	Consists of (i) 20,000 shares of common stock and (ii) 72,368 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(8)	Consists of (i) 16,123 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(9)	Consists of (i) 7,500 shares of common stock and (ii) 88,491 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(10)	Consists of (i) 5,276,271 shares of common stock and (ii) 1,921,970 shares of common stock underlying options exercisable as of May 22, 2020 or will become exercisable within 60 days after such date.

(11)

All information regarding entities affiliated with Perceptive Advisors LLC is based on information disclosed in a statement on Schedule 13F-HR/A filed with the SEC on May 18, 2020. The address for the report person is 51 Astor Place, 10th Floor, New York, NY 10003.

(12)

All information regarding Christopher A. Marlett is based on information disclosed in a statement on Schedule 13D/A filed with the SEC on December 18, 2019. Mr. Marlett has sole voting and dispositive power of 2,567,505 shares of our common stock. 1,287,353 shares of common stock are held through MDB Capital Group, LLC, of which he is the Chief Executive Officer and managing member and include 274,289 shares of common stock issuable under warrants issued on April 25, 2017, which expire April 25, 2022, and 764,648 shares of common stock issuable under warrants issued on July 19, 2018, which expire July 14, 2023. 1,280,152 shares of our common stock are held through the Christopher A. Marlett Living Trust, of which he is the sole trustee. The address for the reporting person is 2425 Cedar Springs Road, Dallas, TX 75201.

(13)	All information regarding Amgen, Inc. is based on information disclosed in a statement on Schedule 13G filed with the SEC on September 25, 2019. The address for the reporting person is One Amgen Center Drive, Thousand Oaks, California 91320.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2021 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2021 Annual Meeting of Stockholders must be received by us no later than February 4, 2021 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Provention Bio, Inc., P.O. Box 666, Oldwick, NJ 08858 Attn.: Secretary.

Our bylaws state that a stockholder must provide timely written notice of a proposal or must timely submit a nomination of a director candidate, to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2021 Annual Meeting of Stockholders, a stockholder’s notice or nomination shall be timely received by us at our principal executive office no later than March 6, 2021 and no earlier than February 4, 2021; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than thirty (30) days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than sixty (60) days after the Anniversary Date, a stockholder’s notice or nomination shall be timely if received by us at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such Annual Meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals or nominations, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal or nomination shall be mailed to: Provention Bio, Inc., P.O. Box 666, Oldwick, NJ 08858, Attn.: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K for the year ended December 31, 2019 (including audited financial statements), as amended by our Amended Annual Report on Form 10-K/A and filed with the SEC on April 8, 2020, may be obtained without charge by writing to Provention Bio, Inc., P.O. Box 666, Oldwick, NJ 08858, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K and our Amended Annual Report on Form 10-K/A must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on May 22, 2020. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2019 and certain other related financial and business information are contained in our 2019 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Provention Bio, Inc., P.O. Box 666, Oldwick, NJ 08858, Attn.: Secretary, or by phone at (908) 336-0360. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Ashleigh Palmer
Ashleigh Palmer, President and Chief Executive Officer

June 4, 2020

Oldwick, New Jersey

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐	______________________

1. Election of Directors

Nominees

For a 1-year term ending in 2021

01 Ashleigh Palmer
02 Jeffrey Bluestone
03 Avery Catlin
04 Sean Doherty
05 Wayne Pisano
06 Nancy Wysenski

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. Ratification of EisnerAmper, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Form 10-K/A, Notice & Proxy Statement is/are available at www.proxyvote.com

Provention Bio, Inc.
Annual Meeting of Shareholders
July 15, 2020 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Ashleigh Palmer and Andrew Drechsler, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of Provention Bio, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 09:00 AM, EST on July 15, 2020, at the offices of Lowenstein Sandler, LLP, One Lowenstein Drive, Roseland, NJ 07068, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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